                  FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                         STATEMENT OF ADDITIONAL INFORMATION

                                         FOR

                INDIVIDUAL VARIABLE ANNUITY POLICIES  FUNDED THROUGH

                                   SUB-ACCOUNTS OF

                                SEPARATE ACCOUNT VA-P

               INVESTING IN SHARES OF PIONEER VARIABLE CONTRACTS TRUST


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT DATED JULY 8, 1996 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CUSTOMER SERVICES, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653.

                                  DATED JULY 8, 1996

                         STATEMENT OF ADDITIONAL INFORMATION

                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY  . . . . . . . . . . . . . . . . . . . . 2

TAXATION OF THE CONTRACTS, THE VARIABLE ACCOUNT AND THE
COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

ANNUITY PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

PERFORMANCE INFORMATION  . . . . . . . . . . . . . . . . . . . . . . . . 6

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . 9

                           GENERAL INFORMATION AND HISTORY

Separate Account VA-P ("Variable Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") established pursuant to a vote of the Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1995, the Company and its subsidiaries had over $11 billion in combined assets and over $35.2 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company, known as State Mutual Life Assurance Company of America, to a stock life insurance company and adopted its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance in Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Currently, eight Sub-Accounts of the Variable Account are available under the Contracts. Each Sub-Account invests in a corresponding investment portfolio of Pioneer Variable Contracts Trust (the "Fund").

The Fund is an open-end, diversified, management investment company. The Fund currently consists of eight different investment portfolios; Capital Growth Portfolio, International Growth Portfolio, Real Estate Growth Portfolio, Equity-Income Portfolio, America Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio and the Money Market Portfolio. Each Underlying Portfolio has its own investment objectives and certain attendant risks.

                         TAXATION OF THE CONTRACTS, VARIABLE
                               ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a stock life insurance company under subchapter L of the Internal Revenue Code (the "Code") and files a consolidated tax return with its affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets, or existence of Contracts or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners. The Variable Account presently is not subject to tax.

                                       SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Fund shares is reflected on the records of the Fund and not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995, included in this Statement of Additional Information constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.

                                     UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the

Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD), serves as principal underwriter and general distributor for the Contracts pursuant to a contract between Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contracts on a best efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653 was organized in 1969 as a wholly-owned subsidiary of the Company and is, at present, indirectly wholly-owned by the Company.

The Contracts offered by this Prospectus are offered continuously and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable law to sell variable annuity contracts.

All persons selling the Contracts are required to be licensed by their respective state insurance authorities for the sale of variable annuity policies. Commissions not to exceed 6.00% of purchase payments will be paid to entities which sell the Contracts. In addition, expense reimbursement allowances may be paid. Additional payments may be made for other services not directly related to the sale of the Contracts, including the recruitment and training of personnel, production of promotional literature and similar services.

Commissions paid by the Company do not result in any charge to Contract Owners or to the Variable Account in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

                                   ANNUITY PAYMENTS

The method by which the Accumulated Value under the Contract is determined is described in detail under "K. Computation of Contract Values and Annuity Payments" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value - Previous Valuation Period  . . . . . . $ 1.135000

(2) Value of Assets - Beginning of Valuation Period. . . . . . . . . $5,000,000

(3) Excess of investment income and net gains over capital losses. . . . $1,675

(4) Adjusted Gross Investment Rate for the valuation period (3):(2). . 0.000335

(5) Annual Charge (one day equivalent of 1.40% per annum). . . . . . . 0.000039

(6) Net Investment Rate (4) - (5). . . . . . . . . . . . . . . . . . . 0.000296

(7) Net Investment Factor 1.000000 + (6) . . . . . . . . . . . . . . . 1.000296

(8) Accumulation Unit Value - Current Period (1) x (7) . . . . . . . $ 1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the accumulated unit value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity payments is described in detail under "K. Computation of Contract Values and Annuity Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 X $1.120000). Assume also that the Contract Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or contingent deferred sales charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3-1/2% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3-1/2% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3-1/2% per annum) produces a factor of
1.000096. This is then multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

                               PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the prospectus under
"PERFORMANCE INFORMATION."   In addition, the Company may provide advertising,
sales literature, periodic publications or other material information on various topics of interest to Contract Owners and prospective Contract Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contracts and the characteristics of and market for such financial instruments.

The Contracts have been offered since 1996. However, total return data may be advertised based on the period of time that the Underlying Portfolios have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Contracts.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account(s) asset charge and any applicable contingent deferred sales charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

            n
    P(1 + T)   = ERV

Where:   P = a hypothetical initial payment to the Variable Account of $1,000

         T = average annual total return

         n = number of years

    ERV = the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the contract was issued at the beginning of the period and (2) a complete surrender of the contract at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedules:

                                    POLICY FORM A

CONTRACT YEAR FROM DATE OF                           CHARGE AS PERCENTAGE
PAYMENT IN WHICH SURRENDER                         OF NEW PURCHASE PAYMENTS
         OCCURS                                           WITHDRAWN*

        0-3                                                   7%
         4                                                    6%
         5                                                    5%
         6                                                    4%
         7                                                    3%
   More than 7                                             No Charge



                                    POLICY FORM B

CONTRACT YEAR FROM DATE OF                         CHARGE AS PERCENTAGE OF
PAYMENT IN WHICH SURRENDER                          NEW PURCHASE PAYMENTS
         OCCURS                                            WITHDRAWN*

   Less than 1                                                7%
        2                                                     6%
        3                                                     5%
        4                                                     4%
        5                                                     3%
        6                                                     2%
        7                                                     1%
    Thereafter                                                0%

*Subject to the maximum limit described in the prospectus.

No contingent deferred sales charge is deducted upon expiration of the periods specified above. In all Contract Years after the first Contract Year, an amount equal to 10% of the Accumulated Value under the Contract (or a greater amount under a life expectancy distribution option, if applicable) is not subject to the contingent deferred sales charge.

The calculations of Total Return include the deduction of the $30 Annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. However, it is assumed that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

            n
    P(1 + T)   = EV

Where:   P = a hypothetical initial payment to the Variable Account of $1,000

         T = average annual total return

         n = number of years

         EV = the ending value of the $1,000 payment at the end of the specified period

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the contract is NOT withdrawn at the end of the specified period, and there is therefore no adjustment for the contingent deferred sales charge that would be applicable if the contract was withdrawn at the end of the period.

The calculations of Supplemental Total Return include the deduction of the $30 Annual Contract fee.

YIELD AND EFFECTIVE YIELD - SUB-ACCOUNT 257 (INVESTS IN THE MONEY MARKET PORTFOLIO OF THE FUND)

Set forth below is yield and effective yield information for Sub-Account 257 for the seven-day period ended December 31, 1995:

              Yield               5.69%
              Effective Yield     5.53%

Yield and effective yield figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.40% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

Sub-Account 257 computes effective yield by compounding the unannualized base period return by using the formula:

    Effective Yield = [(base period return + 1) (365/7)] - 1

The calculations of yield and effective yield do NOT reflect the $30 Annual Contract fee.

                                 FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY



FINANCIAL STATEMENTS
DECEMBER 31, 1995

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company
 (formerly known as State Mutual Life Assurance Company of America)

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in the accompanying notes to the consolidated financial statements, the Company changed its method of accounting for investments (Notes 1 and 3) and postemployment benefits (Notes 11) in 1994 and for postretirement benefits (Note 10) in 1993.

/s/ Price Waterhouse LLP

Boston, Massachusetts
February 5, 1996

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Allmerica Financial Corporation)

CONSOLIDATED STATEMENTS OF INCOME

For the Years Ended December 31
(In millions, except per share data)                                  1995           1994           1993
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
REVENUES
  Premiums                                                       $ 2,222.8      $ 2,181.8      $ 2,079.3
  Universal life and investment product policy fees                  170.4          156.8          143.7
  Net investment income                                              710.1          743.1          782.8
  Net realized investment gains                                       19.1            1.1           61.0
  Realized gain on sale of subsidiary                                   --             --           35.7
  Realized gain on sale of mutual fund processing business            20.7             --             --
  Realized gain on issuance of subsidiary common stock                  --             --           62.9
  Other income                                                        95.4          112.3           73.8
                                                                 ----------------------------------------
     Total revenues                                                3,238.5        3,195.1        3,239.2
                                                                 ----------------------------------------
BENEFITS, LOSSES AND EXPENSES
  Policy benefits, claims, losses and loss adjustment expenses     2,008.3        2,047.0        1,987.2
  Policy acquisition expenses                                        470.3          475.7          435.8
  Other operating expenses                                           455.0          518.9          421.3
                                                                 ----------------------------------------
     Total benefits, losses and expenses                           2,933.6        3,041.6        2,844.3
                                                                 ----------------------------------------
Income before federal income taxes                                   304.9          153.5          394.9
                                                                 ----------------------------------------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
  Current                                                            119.7           45.4           95.1
  Deferred                                                           (37.0)           8.0          (20.4)
                                                                 ----------------------------------------
     Total federal income tax expense                                 82.7           53.4           74.7
                                                                 ----------------------------------------
Income before minority interest, extraordinary item, and
 cumulative effect of accounting change                              222.2          100.1          320.2
Minority interest                                                    (73.1)         (51.0)        (122.8)
                                                                 ----------------------------------------
Income before extraordinary item and cumulative effect of
 accounting changes                                                  149.1           49.1          197.4
Extraordinary item - demutualization expenses                        (12.1)          (9.2)          (4.6)
Cumulative effect of changes in accounting principles                   --           (1.9)         (35.4)
                                                                 ----------------------------------------
Net income                                                       $   137.0      $    38.0      $   157.4
                                                                 ----------------------------------------
                                                                 ----------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Allmerica Financial Corporation)

CONSOLIDATED BALANCE SHEETS


December 31
(In millions, except per share data)                                                 1995                1994
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
ASSETS
  Investments:
    Fixed maturities-at amortized cost (fair value of $949.9 in 1994)          $       --          $    959.3
    Fixed maturities-at fair value (amortized cost of $7,467.9 and $6,724.6)      7,739.3             6,512.0
    Equity securities-at fair value (cost of $410.6 and $260.4)                     517.2               286.4
    Mortgage loans                                                                  799.5             1,106.7
    Real estate                                                                     179.6               180.3
    Policy loans                                                                    123.2               364.9
    Other long-term investments                                                      71.9                68.1
                                                                               -------------------------------
        Total investments                                                         9,430.7             9,477.7
                                                                               -------------------------------
  Cash and cash equivalents                                                         236.6               539.7
  Accrued investment income                                                         163.0               186.6
  Deferred policy acquisition costs                                                 735.7               802.8
                                                                               -------------------------------
  Reinsurance receivables:
    Future policy benefits                                                           97.1                59.7
    Outstanding claims, losses and loss adjustment expenses                         799.6               741.0
    Unearned premiums                                                                43.8                61.9
    Other                                                                            58.9                62.1
                                                                               -------------------------------
        Total reinsurance receivables                                               999.4               924.7
                                                                               -------------------------------
  Deferred federal income taxes                                                      81.2               189.1
  Premiums, accounts and notes receivable                                           526.7               510.3
  Other assets                                                                      361.4               324.9
  Closed Block assets                                                               818.9                  --
  Separate account assets                                                         4,348.8             2,965.7
                                                                               -------------------------------
        Total assets                                                           $ 17,702.4          $ 15,921.5
                                                                               -------------------------------
                                                                               -------------------------------
LIABILITIES
  Policy liabilities and accruals:
    Future policy benefits                                                     $  2,639.3          $  3,416.4
    Outstanding claims, losses and loss adjustment expenses                       3,081.3             2,991.5
    Unearned premiums                                                               800.9               796.6
    Contractholder deposit funds and other policy liabilities                     2,737.4             3,435.7
                                                                               -------------------------------
        Total policy liabilities and accruals                                     9,258.9            10,640.2
                                                                               -------------------------------
   Expenses and taxes payable                                                       600.3               589.2
   Reinsurance premiums payable                                                      42.0                65.8
   Short-term debt                                                                   28.0                32.8
   Deferred federal income taxes                                                     47.8                13.8
   Long-term debt                                                                     2.8                 2.7
   Closed Block liabilities                                                         902.0                  --
   Separate account liabilities                                                   4,337.8             2,954.9
                                                                               -------------------------------
        Total liabilities                                                        15,219.6            14,299.4
                                                                               -------------------------------
   Minority interest                                                                758.5               629.7
   Commitments and contingencies (Notes 14 and 19)

SHAREHOLDERS' EQUITY
   Common stock, $10 par value, 1 million shares authorized, 500,000
    shares issued and outstanding                                                     5.0                  --
   Additional paid-in-capital                                                       392.4                  --
   Unrealized appreciation (depreciation) on investments, net                       153.0               (79.0)
   Retained earnings                                                              1,173.9             1,071.4
                                                                               -------------------------------
        Total shareholders' equity                                                1,724.3               992.4
                                                                               -------------------------------
        Total liabilities and shareholders' equity                             $ 17,702.4          $ 15,921.5
                                                                               -------------------------------
                                                                               -------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Allmerica Financial Corporation)

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY


For the Years Ended December 31
(In millions)                                                                                  1995           1994           1993
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK
  Balance at beginning of year                                                            $      --      $      --      $      --
  Demutualization transaction                                                                   5.0             --             --
                                                                                          ----------------------------------------
  Balance at end of year                                                                        5.0             --             --
                                                                                          ----------------------------------------
ADDITIONAL PAID-IN-CAPITAL
  Balance at beginning of year                                                                   --             --             --
  Contributed from parent                                                                     392.4             --             --
                                                                                          ----------------------------------------
  Balance at end of year                                                                      392.4             --             --
                                                                                          ----------------------------------------
RETAINED EARNINGS
  Balance at beginning of year                                                              1,071.4        1,033.4          876.0
  Net income prior to demutualization                                                          93.2           38.0          157.4
                                                                                          ----------------------------------------
                                                                                            1,164.6        1,071.4        1,033.4
  Demutualization transaction                                                                 (34.5)            --             --
  Net income subsequent to demutualization                                                     43.8             --             --
                                                                                          ----------------------------------------
  Balance at end of year                                                                    1,173.9        1,071.4        1,033.4
                                                                                          ----------------------------------------
NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
  Balance at beginning of year                                                                (79.0)          17.5           20.6
                                                                                          ----------------------------------------
  Cumulative effect of accounting change:
    Net appreciation on available-for-sale debt securities                                       --          296.1             --
    Provision for deferred federal income taxes and minority interest                            --         (149.1)            --
                                                                                          ----------------------------------------
                                                                                                 --          147.0             --
                                                                                          ----------------------------------------
  Effect of transfer of securities from held-to-maturity to available-for-sale:
    Net appreciation on available-for-sale debt securities                                     22.4             --             --
    Provision for deferred federal income taxes and minority interest                          (9.6)            --             --
                                                                                          ----------------------------------------
                                                                                               12.8             --             --
                                                                                          ----------------------------------------
  Appreciation (depreciation) during the period:
    Net appreciation (depreciation) on available-for-sale securities                         466.0          (492.1)          (9.6)
    (Provision) benefit for deferred federal income taxes                                   (163.1)          171.9            2.8
    Minority interest                                                                        (83.7)           76.7            3.7
                                                                                          ----------------------------------------
                                                                                             219.2          (243.5)          (3.1)
                                                                                          ----------------------------------------
    Balance at end of year                                                                   153.0           (79.0)          17.5
                                                                                          ----------------------------------------
       Total shareholders' equity                                                         $1,724.3       $   992.4      $ 1,050.9
                                                                                          ----------------------------------------
                                                                                          ----------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Allmerica Financial Corporation)

CONSOLIDATED STATEMENTS OF CASH FLOWS


For the Years Ended December 31
(In millions)                                                                             1995           1994           1993
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                        $    137.0     $     38.0     $    157.4
  Adjustments to reconcile net income to net cash provided by operating activities:
    Minority interest                                                                     73.1           50.1          112.7
    Net realized gains                                                                   (39.8)          (1.1)        (159.6)
    Deferred federal income taxes (benefits)                                             (37.0)           8.0          (20.4)
    Increase in deferred policy acquisition costs                                        (38.4)         (34.6)         (51.8)
    Increase in premiums and notes receivable, net of reinsurance payable                (42.0)         (25.6)         (37.5)
    (Increase) decrease in accrued investment income                                       7.0            4.6           (1.6)
    Increase in policy liabilities and accruals, net                                     116.2          175.9          131.7
    (Increase) decrease in reinsurance receivable                                        (75.6)         (31.9)          18.6
    Increase in expenses and taxes payable                                                 7.5           88.0          104.7
    Separate account activity, net                                                        (0.1)           0.4           21.4
    Other, net                                                                            23.9           59.9            2.7
                                                                                    -----------------------------------------
      Net cash provided by operating activities                                          131.8          331.7          278.3
                                                                                    -----------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from disposals and maturities of available-for-sale
   fixed maturities                                                                    2,738.4        2,097.8             --
  Proceeds from disposals of held-to-maturity fixed maturities                           271.3          304.4        2,094.9
  Proceeds from disposals of equity securities                                           120.0          143.9          585.8
  Proceeds from disposals of other investments                                            40.5           25.9           74.0
  Proceeds from mortgages matured or collected                                           230.3          256.4          291.2
  Purchase of available-for-sale fixed maturities                                     (3,273.3)      (2,150.1)            --
  Purchase of held-to-maturity fixed maturities                                             --         (111.6)      (2,577.1)
  Purchase of equity securities                                                         (254.0)        (172.2)        (673.3)
  Purchase of other investments                                                          (24.8)         (26.6)         (46.5)
  Proceeds from sale of businesses                                                        32.9             --           79.5
  Capital expenditures                                                                   (14.1)         (43.1)         (37.5)
  Other investing activities, net                                                          4.7            2.4            1.3
                                                                                    -----------------------------------------
      Net cash (used in) provided by investing activities                               (128.1)         327.2         (207.7)
                                                                                    -----------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Deposits and interest credited to contractholder deposit funds                         445.8          786.3          738.7
  Withdrawals from contractholder deposit funds                                       (1,069.9)      (1,187.0)        (894.0)
  Change in short-term debt                                                               (4.8)          (6.0)           1.4
  Change in long-term debt                                                                 0.2            0.3             --
  Dividends paid to minority shareholders                                                 (4.1)          (4.2)          (3.9)
  Capital contributed from parent                                                        392.4             --          156.2
  Payments for policyholders' membership interests                                       (27.9)            --             --
  Net proceeds from issuance of long-term debt                                              --             --             --
  Other, net                                                                             (20.9)            --           (1.3)
                                                                                    -----------------------------------------
      Net cash used in financing activities                                             (289.2)        (410.6)          (2.9)
                                                                                    -----------------------------------------
Net (decrease) increase in cash and cash equivalents                                    (285.5)         248.3           67.7
Net change in cash held in the Closed Block                                              (17.6)            --             --
Cash and cash equivalents, beginning of year                                             539.7          291.4          223.7
                                                                                    -----------------------------------------
Cash and cash equivalents, end of year                                              $    236.6     $    539.7     $    291.4
                                                                                    -----------------------------------------
                                                                                    -----------------------------------------
SUPPLEMENTAL CASH FLOW INFORMATION
  Interest paid                                                                     $      4.1     $      4.3     $      1.7
  Income taxes paid                                                                 $     90.6     $     46.1     $     57.3

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

First Allmerica Financial Life Insurance Company ("FAFLIC" or the "Company", formerly State Mutual Life Assurance Company of America ["State Mutual"]) was organized as a mutual life insurance company until October 16, 1995. FAFLIC converted to a stock life insurance company pursuant to a plan of reorganization effective October 16, 1995 and became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The consolidated financial statements have been prepared as if FAFLIC were organized as a stock life insurance company for all periods presented. Thus, generally accepted accounting principles for stock life insurance companies have been applied retroactively for all periods presented.

     The consolidated financial statements of FAFLIC include the accounts of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC", formerly SMA Life Assurance Company) its wholly owned life insurance subsidiary, non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C", a 58.3%-owned non-insurance holding company). The Closed Block assets and liabilities at December 31, 1995 and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Prior to demutualization such amounts are presented line by line in the consolidated financial statements (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements as of December 31, 1995 and the year then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

     Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's 81.1%-owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B. CLOSED BLOCK

As of October 16, 1995, the Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts after the demutualization. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. On
October 16, 1995, FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

     Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets at October 16, 1995 measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

     If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at October 16, 1995, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined as of October 16, 1995.

     If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income

(which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C. VALUATION OF INVESTMENTS

Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS No. 115). SFAS No. 115 requires that an enterprise classify debt and equity securities into one of three categories; held-to-maturity, available-for-sale, or trading. Investments classified as held-to-maturity shall be investments that the enterprise has the positive intent and ability to hold until maturity. Trading securities are investments which are bought and held principally for the purpose of selling them in the near term. Investments classified as neither trading securities nor held-to-maturity shall be classified as available-for-sale securities. SFAS No. 115 also requires that unrealized holding gains and losses for trading securities be included in earnings, while unrealized gains and losses for available-for-sale securities be excluded from earnings and reported as a separate component of shareholder equity until realized. SFAS No. 115 also requires that for a decline in the fair value which is judged to be other than temporary, the cost basis of the security should be written down to fair value, and the amount of the write-down recognized in earnings as a realized loss.

     Previously, the Company classified all of its fixed maturities and equity securities as available-for-sale or held-to-maturity investments. Fixed maturities held-to-maturity consist of certain bonds, presented at amortized cost, that management intends and has the ability to hold until maturity. Fixed maturities available-for-sale consist of certain bonds and redeemable preferred stocks, presented at fair value, that management may not hold until maturity. Equity securities available-for-sale are comprised of common stocks which are carried at fair value. Prior to January 1, 1994, all fixed maturity investments, which included bonds and redeemable preferred stocks, were principally carried at amortized cost. Equity securities, which included common and non-redeemable preferred stock, were carried at fair value. Unrealized gains or losses on investments classified as available-for-sale, net of deferred federal income taxes, minority interest, deferred policy acquisition expenses and amounts attributable to participating contractholders, are included as a separate component of shareholders' equity. As discussed in Note 3, the Company transferred all securities classified as held-to-maturity to available-for-sale on November 30, 1995.

     Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

     Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

     Policy loans are carried principally at unpaid principal balances.

     Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

     Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

     Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

D. FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E. CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F. DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

     Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G. PROPERTY AND EQUIPMENT

Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H. SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholders' equity or net investment income.

I. POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

     Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made on property and casualty and health insurance for reported losses and estimates of losses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

     Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

     Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

     All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J. PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

K. POLICYHOLDER DIVIDENDS

Prior to demutualization, certain life, health and annuity insurance policies contained dividend payment provisions that enabled the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends was determined annually by the Board of Directors. The aggregate amount of policyholders' dividends was related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. The participating life insurance in force was 16.2% of the face value of total life insurance in force at December 31, 1994. The premiums on participating life, health and annuity policies were 11.3%, 6.4% and 6.6% of total life, health and annuity statutory premiums prior to demutualization in 1995, 1994 and 1993, respectively. Total policyholders' dividends were $23.3 million, $32.8 million and $24.2 million prior to demutualization in 1995, 1994 and 1993, respectively.

L. FEDERAL INCOME TAXES

AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States federal income tax return.

     Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

M. NEW ACCOUNTING PRONOUNCEMENTS

In March 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. Management expects that adoption of this statement will not have a material effect on the financial statements.

N. RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2. SIGNIFICANT TRANSACTIONS

Pursuant to the plan of reorganization effective October 16, 1995, AFC issued
37.5 million shares of its common stock to eligible policyholders. AFC also issued 12.6 million shares of its common stock at a price of $21.00 per share in a public offering, resulting in net proceeds of $248.0 million, and issued Senior Debentures in the principal amount of $200.0 million which resulted in net proceeds of $197.2 million. AFC contributed $392.4 million of these proceeds to FAFLIC.

     Effective March 31, 1995, the Company entered into an agreement with TSSG, a division of First Data Corporation, pursuant to which the Company sold its mutual fund processing business and agreed not to engage in this business for four years after that date. In accordance with this agreement, the Company received proceeds of $32.1 million. A gain of $13.5 million, net of taxes of $7.2 million, was recorded in March 1995.

     In March and April, 1993, Citizens Corporation, a newly formed holding company for Citizens, issued approximately 19.35% of its common stock in an initial public offering, generating net proceeds of $156.2 million (7.0 million shares at $24.00 per share). Proceeds to Citizens Corporation were reduced by underwriting and other stock issuance costs. A non-taxable gain of $62.9 million was recorded in 1993 in connection with this initial public offering. This gain is non-taxable because only newly-issued shares of Citizens Corporation were issued to the public.

     Effective December 31, 1992, Hanover entered into a definitive agreement to sell its wholly owned subsidiary, Beacon Insurance Company of America, and its wholly owned subsidiary, American Select Insurance Company, for $89.7 million. A gain of $20.7 million, net of taxes of $15.0 million, was recorded in 1993.

3. INVESTMENTS

A. FIXED MATURITIES AND EQUITY SECURITIES

Effective January 1, 1994, the Company adopted SFAS No. 115, which requires that investments be classified into one of three categories: held-to-maturity, available-for-sale, or trading.

     The effect of implementing SFAS No. 115 as of January 1, 1994 was an increase in the carrying value of fixed maturity investments of $335.3 million, a decrease in deferred policy acquisition costs of $20.8 million, an increase in policyholder liabilities of $18.4 million, a net increase in deferred income tax liabilities of $103.7 million, an increase in minority interest of $45.4 million, and an increase in shareholders' equity of $147.0 million, which resulted from changing the carrying value of certain fixed maturities from amortized cost to fair value and related adjustments. The implementation had no effect on net income.

     In November 1995, the Financial Accounting Standards Board issued a Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, which permitted companies to reclassify securities, where appropriate, based on the new guidance. As a result, the Company transferred securities with amortized cost and fair value of $696.4 million and $725.6 million, respectively, from the held-to-maturity category to the available-for-sale category, which resulted in a net increase in shareholders' equity of $12.8 million.

     The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities and equity securities were as follows:


December 31
(In millions)                                                                                  1995
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
AVAILABLE-FOR-SALE                                                                       Gross           Gross
                                                                       Amortized    Unrealized      Unrealized             Fair
                                                                        Cost (1)         Gains          Losses            Value
U.S. Treasury securities and U.S. government and agency securities    $    377.0       $  21.0         $    --        $   398.0

States and political subdivisions                                        2,110.6          60.7             4.0          2,167.3

Foreign governments                                                         60.6           3.4             0.6             63.4

Corporate fixed maturities                                               4,582.1         200.8            16.4          4,766.5

   U.S. government mortgage-backed securities                              337.6           8.6             2.1            344.1

Total fixed maturities available-for-sale                              $ 7,467.9       $ 294.5         $  23.1        $ 7,739.3
                                                                       ---------------------------------------------------------
Equity securities                                                      $   410.6       $ 111.7         $   5.1        $   517.2
                                                                       ---------------------------------------------------------
                                                                       ---------------------------------------------------------


December 31
(In millions)                                                                                  1994
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
AVAILABLE-FOR-SALE                                                                       Gross           Gross
                                                                      Amortized     Unrealized      Unrealized             Fair
                                                                       Cost (1)          Gains          Losses            Value
U.S. Treasury securities and U.S. government and agency securities    $   280.2      $     4.8        $    9.1         $  275.9

States and political subdivisions                                       2,011.3           14.9            76.2          1,950.0

Foreign governments                                                        96.8            1.8            12.8             85.8

Corporate fixed maturities                                              4,201.4           24.7           157.4          4,068.7

   U.S. government mortgage-backed securities                             134.9            0.4             3.7            131.6
                                                                      ----------------------------------------------------------
Total fixed maturities available-for-sale                             $ 6,724.6       $   46.6         $ 259.2        $ 6,512.0
                                                                      ----------------------------------------------------------
                                                                      ----------------------------------------------------------
Equity securities                                                     $   260.4       $   35.3         $   9.3        $   286.4
                                                                      ----------------------------------------------------------
                                                                      ----------------------------------------------------------
HELD-TO-MATURITY

State and political subdivisions                                      $     8.1        $   0.1         $   0.8              7.4

Foreign governments                                                        20.7            0.2             0.2             20.7

Corporate fixed maturities                                                927.3           13.7            22.5            918.5

Corporate mortgage-backed securities                                        3.2            0.1              --              3.3
                                                                      ----------------------------------------------------------
Total fixed maturities held-to-maturity                               $   959.3        $  14.1         $  23.5         $  949.9
                                                                      ----------------------------------------------------------
                                                                      ----------------------------------------------------------

(1) Amortized cost for fixed maturities and cost for equity securities.

     In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1995, the amortized cost and market value of assets on deposit were $295.0 million and $303.6 million, respectively. At December 31, 1994, the amortized cost and market value of assets on deposit were $327.9 million and $323.5 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $82.2 million and $67.0 million were on deposit with various state and governmental authorities at December 31, 1995 and 1994, respectively.

     There were approximately $21.8 million of contractual fixed maturity investment commitments at December 31, 1994 and none at December 31, 1995.

     The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.


December 31
(In millions)                                               1995
---------------------------------------------------------------------------
---------------------------------------------------------------------------
                                                    Available-for-Sale

                                             Amortized                Fair
                                                  Cost               Value
Due in one year or less                      $   970.8          $    975.6

Due after one year through five years          3,507.9             3,657.1

Due after five years through ten years         1,794.0             1,866.0

Due after ten years                            1,195.2             1,240.6
                                             -----------------------------
     Total                                   $ 7,467.9           $ 7,739.3
                                             -----------------------------
                                             -----------------------------

     The proceeds from sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:


For the Years Ended December 31
(In millions)
----------------------------------------------------------------------------
----------------------------------------------------------------------------
                           Proceeds from Sales
                         of Available-for-Sale         Gross          Gross
1995                                Securities         Gains         Losses
Fixed maturities                     $ 1,612.3      $   23.7       $   33.0
                                     ---------------------------------------
Equity securities                    $   122.2      $   23.1       $    6.9
                                     ---------------------------------------
1994

Fixed maturities                     $  1,026.2     $   12.6       $   21.6
                                     ---------------------------------------
Equity securities                    $    124.3     $   17.4       $    4.5
                                     ---------------------------------------

     Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:


For the Years Ended December 31
(In millions)
                                                                     Equity
                                                       Fixed     Securities
                                                  Maturities   and Other (1)         Total
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
1995
Net appreciation (depreciation),
beginning of year                                   $  (89.4)      $   10.4       $  (79.0)
                                                    ---------------------------------------
Effect of transfer of securities
  between classifications:
    Net appreciation on available-
      for-sale fixed maturities                         29.2             --           29.2
    Effect of transfer on deferred
      policy acquisition costs and
       on policy liabilities                            (6.8)            --           (6.8)
    Provision for deferred federal
      income taxes and minority
       interest                                         (9.6)            --           (9.6)
                                                    ---------------------------------------
                                                        12.8             --           12.8
                                                    ---------------------------------------
Net appreciation on available-
  for-sale securities                                  465.4           87.5          552.9
Net depreciation from the effect
  on deferred policy acquisition
   costs and on policy liabilities                     (86.9)                        (86.9)
Provision for deferred federal
  income taxes and minority interest                  (193.2)         (53.6)        (246.8)
                                                    ---------------------------------------
                                                       185.3           33.9          219.2
                                                    ---------------------------------------
Net appreciation, end of year                       $  108.7       $   44.3       $  153.0
                                                    ---------------------------------------
                                                    ---------------------------------------
1994
Net appreciation, beginning of year                 $     --       $   17.5       $   17.5
                                                    ---------------------------------------
Cumulative effect of accounting
  change:
    Net appreciation on available-
      for-sale fixed maturities                        335.3             --          335.3
    Net depreciation from the effect
      of accounting change on
       deferred policy acquisition
        costs and on policy liabilities                (39.2)            --          (39.2)
    Provision for deferred federal
      income taxes and minority
       interest                                       (149.1)            --         (149.1)
                                                    ---------------------------------------
                                                       147.0           17.5          164.5
                                                    ---------------------------------------
Net depreciation on available-
  for-sale securities                                 (547.9)         (17.4)        (565.3)
Net appreciation from the effect
  on deferred policy acquisition
   costs and on policy liabilities                      73.2             --           73.2
Benefit for deferred federal income
  taxes and minority interest                          238.3           10.3          248.6
                                                    ---------------------------------------
Net appreciation (depreciation),
end of year                                         $  (89.4)      $   10.4       $  (79.0)
                                                    ---------------------------------------
                                                    ---------------------------------------

(1) Includes net appreciation on other investments of $6.9 million and $0.6 million in 1995 and 1994, respectively.

B. MORTGAGE LOANS AND REAL ESTATE

FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

     The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:


December 31
(In millions)                                               1995           1994
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mortgage loans                                           $ 799.5      $ 1,106.7
                                                         -----------------------
Real estate:
  Held for sale                                            168.9          134.5
  Held for production of income                             10.7           45.8
                                                         -----------------------
  Total real estate                                        179.6          180.3
                                                         -----------------------
Total mortgage loans and real estate                     $ 979.1      $ 1,287.0
                                                         -----------------------
                                                         -----------------------

     Reserves for mortgage loans were $33.8 million and $47.2 million as of December 31, 1995 and 1994, respectively.

     During 1995, 1994 and 1993, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $26.1 million, $39.2 million and $26.7 million, respectively.

     At December 31, 1995, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $8.2 million in the Closed Block. These commitments generally expire within one year. There are no contractual commitments to extend credit under commercial mortgage loan agreements outside the Closed Block.

     Mortgage loans and real estate investments comprised the following property types and geographic regions:


December 31
(In millions)                                               1995           1994
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Property type:
  Office building                                        $ 435.9      $   553.6
  Residential                                              145.3          207.3
  Retail                                                   205.6          246.5
  Industrial / warehouse                                    93.8          144.1
  Other                                                    151.9          205.6
  Valuation allowances                                     (53.4)         (70.1)
                                                         -----------------------
Total                                                    $ 979.1      $ 1,287.0
                                                         -----------------------
                                                         -----------------------
Geographic region:
  South Atlantic                                         $ 281.4      $   374.2
  Pacific                                                  191.9          238.7
  East North Central                                       118.2          138.5
  Middle Atlantic                                          148.9          151.2
  West South Central                                        79.7          102.3
  New England                                               94.9          103.1
  Other                                                    117.5          249.1
  Valuation allowances                                     (53.4)         (70.1)
                                                         -----------------------
Total                                                    $ 979.1      $ 1,287.0
                                                         -----------------------
                                                         -----------------------

     At December 31, 1995, scheduled mortgage loan maturities were as follows:
1996 - $206.1 million; 1997 - $143.7 million; 1998 - $167.4 million; 1999 -
$109.9 million; 2000 - $124.2 million; and $48.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1995, the Company refinanced $24.0 million of mortgage loans based on terms which differed from those granted to new borrowers.

C. INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.


For the Years Ended December 31
(In millions)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
1995                          Balance at                                   Balance at
                               January 1      Additions     Deductions    December 31
Mortgage loans                   $  47.2        $   1.5        $  14.9        $  33.8
Real estate                         22.9           (0.6)           2.7           19.6
                                 -----------------------------------------------------
  Total                          $  70.1        $   0.9        $  17.6        $  53.4
                                 -----------------------------------------------------
                                 -----------------------------------------------------
1994
Mortgage loans                   $  73.8        $  14.6        $  41.2        $  47.2
Real estate                         21.0            3.2            1.3           22.9
                                 -----------------------------------------------------
  Total                          $  94.8        $  17.8        $  42.5        $  70.1
                                 -----------------------------------------------------
                                 -----------------------------------------------------
1993
Mortgage loans                   $  86.7        $   4.6        $  17.5        $  73.8
Real estate                          8.3           12.7             --           21.0
                                 -----------------------------------------------------
    Total                        $  95.0        $  17.3        $  17.5        $  94.8
                                 -----------------------------------------------------
                                 -----------------------------------------------------

D. FUTURES CONTRACTS

FAFLIC purchases and sells futures contracts on margin to hedge against interest rate fluctuations and their effect on the net cash flows from the sales of guaranteed investment contracts. The notional amount of such futures contracts outstanding were $74.7 million and $126.6 million at December 31, 1995 and 1994, respectively. Because the Company purchases and sells futures contracts through brokers who assume the risk of loss, the Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding were $75.7 million and $126.5 million at December 31, 1995 and 1994, respectively.

     Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. Deferred hedging gains and (losses) were $5.6 million, $(7.7) million, and $6.9 million in 1995, 1994 and 1993, respectively. Gains and losses on hedge contracts that are deemed ineffective by management are realized immediately.

     A reconciliation of the notional amount of futures contracts is as follows:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Contracts outstanding,
  beginning of year                            $  126.6       $  141.7       $  120.0
New contracts                                     343.5          816.0          493.3
Contracts terminated                             (395.4)        (831.1)      $ (471.6)
                                               ---------------------------------------
Contracts outstanding, end of year             $   74.7       $  126.6       $  141.7
                                               ---------------------------------------
                                               ---------------------------------------

E. FOREIGN CURRENCY SWAP CONTRACTS

The Company enters into foreign currency swap contracts to hedge exposure to currency risk on foreign fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange. The fair values of the foreign currency swap contracts outstanding were $104.2 million and $117.5 million at December 31, 1995 and 1994, respectively.

     The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1995, 1994, and 1993. The Company had no deferred gains or losses on foreign currency swap contracts.

     A reconciliation of the notional amount of swap contracts is as follows:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Contracts outstanding, beginning
  of year                                      $  118.7       $  128.8       $   95.0
New Contracts                                        --            5.0           50.8
Contracts expired                                    --          (10.1)         (17.0)
Contracts terminated                              (14.1)          (5.0)            --
                                               ---------------------------------------
Contracts outstanding, end
  of year                                      $  104.6       $  118.7       $  128.8
                                               ---------------------------------------
                                               ---------------------------------------

Expected maturities of foreign currency swap contracts are $36.0 million in 1996, $28.8 million in 1997, and $39.8 million in 1998 and thereafter.

F. OTHER

At December 31, 1995, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholders' equity.


4. INVESTMENT INCOME AND GAINS AND LOSSES

A. NET INVESTMENT INCOME

The components of net investment income were as follows:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Fixed maturities                               $  554.0       $  578.3       $  601.5
Mortgage loans                                     97.0          119.9          155.7
Equity securities                                  16.8           12.1            7.1
Policy loans                                       20.3           23.3           23.5
Real estate                                        48.5           44.6           43.4
Other long-term investments                         4.4            4.3            2.1
Short-term investments                             21.4            9.5            7.4
                                               ---------------------------------------
  Gross investment income                         762.4          792.0          840.7
Less investment expenses                          (52.3)         (48.9)         (57.9)
                                               ---------------------------------------
  Net investment income                        $  710.1       $  743.1       $  782.8
                                               ---------------------------------------
                                               ---------------------------------------

     As of December 31, 1995, fixed maturities and mortgage loans on non-accrual status were $1.4 million and $85.4 million, including restructured loans of $46.8 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.6 million, $5.1 million and $14.0 million in 1995, 1994 and 1993, respectively.

     The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $98.9 million , $126.8 million and $167.0 million at December 31, 1995, 1994 and 1993, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $11.1 million, $14.4 million and $18.1 million in 1995, 1994 and 1993, respectively. Actual interest income on these loans included in net investment income aggregated $7.1 million, $8.2 million and $10.6 million in 1995, 1994 and 1993, respectively.

     At December 31, 1995, fixed maturities with a carrying value of $1.4 million were non-income producing for the twelve months ended December 31, 1995. There were no mortgage loans which were non-income producing for the twelve months ended December 31, 1995.

B. REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  Fixed maturities                              $  (7.0)        $  2.4        $  48.8
  Mortgage loans                                    1.4          (12.1)          (0.5)
  Equity securities                                16.2           12.4           29.8
  Real estate                                       5.3            1.4          (14.5)
  Other                                             3.2           (3.0)          (2.6)
                                                --------------------------------------
Net realized investment gains                   $  19.1         $  1.1        $  61.0
                                                --------------------------------------
                                                --------------------------------------

     Proceeds from voluntary sales of investments in fixed maturities were $1,612.3 million, $1,036.5 million and $817.5 million in 1995, 1994 and 1993, respectively. Realized gains on such sales were $23.7 million, $12.9 million and $38.8 million; and realized losses were $33.0 million, $21.6 million and $2.6 million for 1995, 1994 and 1993, respectively.


5. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of interest rate futures were not material at December 31, 1995 and 1994.

     The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

REINSURANCE RECEIVABLES

The carrying amount reported in the consolidated balance sheets approximates fair value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.


The estimated fair values of the financial instruments were as follows:


December 31
(In millions)                                                            1995                               1994
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
                                                              Carrying           Fair            Carrying           Fair
                                                                Value           Value               Value          Value
FINANCIAL ASSETS
  Cash and cash equivalents                                  $   236.6      $   236.6           $   539.7      $   539.7
  Fixed maturities                                             7,739.3        7,739.3             7,471.3        7,461.9
  Equity securities                                              517.2          517.2               286.4          286.4
  Mortgage loans                                                 799.5          845.4             1,106.7        1,105.8
  Policy loans                                                   123.2          123.2               364.9          364.9
                                                             ------------------------------------------------------------
                                                             $ 9,415.8      $ 9,461.7           $ 9,769.0      $ 9,758.7
                                                             ------------------------------------------------------------
                                                             ------------------------------------------------------------
FINANCIAL LIABILITIES
  Guaranteed investment contracts                            $ 1,632.8      $ 1,677.0           $ 2,170.6      $ 2,134.0
  Supplemental contracts without life contingencies               24.4           24.4                25.3           25.3
  Dividend accumulations                                          86.2           86.2                84.5           84.5
  Other individual contract deposit funds                         95.7           92.8               111.3          108.0
  Other group contract deposit funds                             894.0          902.8               980.3          969.6
  Individual annuity contracts                                   966.3          810.0               988.9          870.6
  Short-term debt                                                 28.0           28.0                32.8           32.8
  Long-term debt                                                   2.8            2.9                 2.7            2.7
                                                             ------------------------------------------------------------
                                                             $ 3,730.2      $ 3,624.1           $ 4,396.4      $ 4,227.5
                                                             ------------------------------------------------------------
                                                             ------------------------------------------------------------

6. CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1995 is a net pre-tax contribution from the Closed Block of $2.9 million. Summarized financial information of the Closed Block as of September 30, 1995 (date used to estimate financial information for the date of establishment of October 16,
1995) and December 31, 1995 and for the period October 1, 1995 through December 31, 1995 is as follows:


(In millions)                                         1995
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                            December 31   September 30
Assets
  Fixed maturities, at fair value
    (amortized cost of $447.4 and
      $313.3, respectively)                     $ 458.0        $ 318.4
  Mortgage loans                                   57.1           61.6
  Policy loans                                    242.4          245.3
  Cash and cash equivalents                        17.6           12.3
  Accrued investment income                        16.6           15.3
  Deferred policy acquisition costs                24.5           24.8
  Other assets                                      2.7            6.4
                                                -----------------------
Total assets                                    $ 818.9        $ 684.1
                                                -----------------------
                                                -----------------------
Liabilities
  Policy liabilities and accruals               $ 899.2        $ 894.3
  Other liabilities                                 2.8            4.2
                                                -----------------------
Total liabilities                               $ 902.0        $ 898.5
                                                -----------------------
                                                -----------------------


Period from October 1 through December 31
(In millions)                                                     1995
-----------------------------------------------------------------------
-----------------------------------------------------------------------
Revenues
  Premiums                                                    $   11.5
  Net investment income                                           12.8
                                                              ---------
Total revenues                                                    24.3
                                                              ---------
Benefits and expenses
  Policy benefits                                                 20.6
  Policy acquisition expenses                                      0.8
                                                              ---------
Total benefits and expenses                                       21.4
                                                              ---------
Contribution from the Closed Block                            $    2.9
                                                              ---------
                                                              ---------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block                        $    2.9
    Initial cash transferred to the Closed Block                 139.7
    Change in deferred policy acquisition costs, net               0.4
    Change in premiums and other receivables                      (0.1)
    Change in policy liabilities and accruals                      2.0
    Change in accrued investment income                           (1.3)
    Other, net                                                     0.8
                                                              ---------
  Net cash provided by operating activities                      144.4
                                                              ---------
                                                              ---------
  Cash flows from investing activities:
    Sales, maturities and repayments of investments               29.0
    Purchases of investments                                    (158.8)
    Other, net                                                     3.0
                                                              ---------
  Net cash used by investing activities                         (126.8)
                                                              ---------
Change in cash and cash equivalents and ending balance        $   17.6
                                                              ---------
                                                              ---------

     On October 16, 1995, there were no valuation allowances transferred to the Closed Block on mortgage loans. There are no valuation allowances on mortgage loans at December 31, 1995.

     Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7. DEBT

Short- and long-term debt consisted of the following:


December 31
(In millions)                                                     1995           1994
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Short-Term
  Commercial paper                                             $  27.7        $  32.8
  Other                                                            0.3             --
                                                               -----------------------
Total short-term debt                                          $  28.0        $  32.8
                                                               -----------------------
                                                               -----------------------
Long-term debt                                                 $   2.8        $   2.7
                                                               -----------------------
                                                               -----------------------

     FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. As of December 31, 1995, the weighted average interest rate for outstanding commercial paper was 5.8%.

     As of December 31, 1995, FAFLIC had approximately $245.0 million in committed lines of credit provided by U.S. banks, of which $217.3 million was available for borrowing. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees ranging from 0.10% to 0.125% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

     Interest expense was $4.1 million, $4.3 million and $1.6 million in 1995, 1994 and 1993, respectively.

     In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC.

8. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Federal income tax expense (benefit)
  Current                                      $  119.7       $   45.4       $   95.1
  Deferred                                        (37.0)           8.0          (20.4)
                                               ---------------------------------------
Total                                          $   82.7       $   53.4       $   74.7
                                               ---------------------------------------
                                               ---------------------------------------

     The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Expected federal income tax
 expense                                       $  105.6       $   53.7       $  138.2
  Tax-exempt interest                             (32.2)         (35.9)         (32.8)
  Differential earnings amount                     (7.6)          35.0          (10.9)
  Non-taxable gain                                   --             --          (22.0)
  Dividend received deduction                      (4.0)          (2.5)          (1.3)
  Foreign tax credit                               (0.7)          (0.8)          (0.9)
  Changes in tax reserve estimates                 19.3            4.0            3.5
  Other, net                                        2.3           (0.1)           0.9
                                               ---------------------------------------
Federal income tax expense                     $   82.7       $   53.4       $   74.7
                                               ---------------------------------------
                                               ---------------------------------------

     Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). For its 1995 federal income tax return, FAFLIC has estimated that there will be no tax effect from a differential earnings amount, including the expected effect of future recomputations by the IRS. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

     The deferred income tax asset represents the tax effects of temporary differences attributable to Allmerica P&C, a separate consolidated group for federal tax return purposes. Its components were as follows:


December 31
(In millions)                                                     1995           1994
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Deferred tax (assets) liabilities
  AMT carryforwards                                           $   (9.8)      $  (11.9)
  Loss reserve discounting                                      (178.3)        (187.6)
  Deferred acquisition costs                                      55.1           54.2
  Employee benefit plans                                         (25.5)         (22.0)
  Investments, net                                                77.4          (22.7)
  Fixed assets                                                     2.5            4.5
  Bad debt reserve                                                (1.8)          (1.8)
  Other, net                                                      (0.8)          (1.8)
                                                              ------------------------
Deferred tax asset, net                                       $  (81.2)      $ (189.1)
                                                              ------------------------
                                                              ------------------------

     The deferred income tax liability represents the tax effects of temporary differences attributable to the FAFLIC/AFLIAC consolidated federal tax return group. Its components were as follows:


December 31
(In millions)                                                     1995           1994
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Deferred tax (assets) liabilities
  NOL carryforwards                                           $     --       $   (3.3)
  AMT carryforwards                                                 --           (1.5)
  Loss reserve discounting                                      (129.1)        (118.2)
  Deferred acquisition costs                                     169.7          199.0
  Differential earnings amount                                      --           27.7
  Employee benefit plans                                         (14.6)         (15.4)
  Investments, net                                                67.0          (30.9)
  Fixed assets                                                    (1.7)          (0.9)
  Bad debt reserve                                               (26.3)         (27.9)
  Other, net                                                     (17.2)         (14.8)
                                                              ------------------------
Deferred tax liability, net                                   $   47.8       $   13.8
                                                              ------------------------
                                                              ------------------------

     Gross deferred income tax assets totaled $405.1 million and $460.7 million at December 31, 1995 and 1994, respectively. Gross deferred income tax liabilities totaled $371.1 million and $285.4 million at December 31, 1995 and 1994, respectively.

     Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary. At December 31, 1995, there are no available non-life net operating loss carryforwards, and there are available alternative minimum tax credit carryforwards of $9.8 million.

     The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1988. The IRS has also examined the Allmerica P&C consolidated group's federal income tax returns through 1988. Deficiencies asserted with respect to tax years 1977 through 1981 have been paid and recorded, and the Company has filed a recomputation of such years with appeals claiming a refund with respect to certain agreed upon issues. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983, and to possible adjustments under consideration by the IRS with respect to Allmerica P&C's federal income tax returns for 1989, 1990, and 1991. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9. PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under three separate defined benefit pension plans. Through December 31, 1994, retirement benefits were based primarily on employees' years of service and compensation during the highest five consecutive plan years of employment. Benefits under this defined benefit formula were frozen for most employees (but not for eligible agents) effective December 31, 1994. In their place, the Company adopted a defined benefit cash balance formula, under which the Company annually provides an allocation to each eligible employee as a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1995 allocation was based on 7.0% of each eligible employee's salary. Continuation of the defined benefit cash balance formula is subject to the resolution of certain technical issues, and may be subject to receipt of a favorable determination letter from the IRS that the Company's pension plans, as amended to reflect the cash balance formula, will continue to satisfy the requirements of Section 401(a) of the Internal Revenue Code. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

     Components of net pension expense were as follows:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Service cost - benefits earned
  during the year                               $  19.7        $  13.0       $    9.8
Interest accrued on projected
  benefit obligations                              21.1           20.0           16.9
Actual return on assets                           (89.3)          (2.6)         (15.1)
Net amortization and deferral                      66.1          (16.3)          (5.8)
                                                --------------------------------------
Net pension expense                             $  17.6        $  14.1       $    5.8
                                                --------------------------------------
                                                --------------------------------------

     The following table summarizes the combined status of the three pension plans. At December 31, 1995 and 1994, each plan's projected benefit obligation exceeded its assets.


December 31
(In millions)                                                     1995           1994
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Actuarial present value of benefit
 obligations:
  Vested benefit obligation                                    $ 325.6        $ 221.7
  Unvested benefit obligation                                      5.0            3.5
                                                               -----------------------
Accumulated benefit obligation                                 $ 330.6        $ 225.2
                                                               -----------------------
                                                               -----------------------
Pension liability included in
 Consolidated Balance Sheets:
  Projected benefit obligation                                 $ 367.1        $ 254.6
  Plan assets at fair value                                      321.2          239.7
                                                               -----------------------
    Plan assets less than projected
     benefit obligation                                          (45.9)         (14.9)
  Unrecognized net loss from
   past experience                                                48.8           42.3
  Unrecognized prior service benefit                             (13.8)         (17.3)
  Unamortized transition asset                                   (26.5)         (28.3)
                                                               -----------------------
Net pension liability                                          $ (37.4)       $ (18.2)
                                                               -----------------------
                                                               -----------------------

     Determination of the projected benefit obligations was based on a weighted average discount rate of 7.0% in 1995 and 8.5% in 1994, and the assumed long-term rate of return on plan assets was 9%. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.5% to 6.5%. The effect of changes in actuarial assumptions, including the decrease in the weighted average discount rate, was an increase in the Company's projected benefit obligation of $76.7 million at December 31, 1995. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. The plans also hold stock of AFC.

     The Company has a profit sharing and 401(k) plan for its employees. Effective for plan years beginning after 1994, the profit sharing formula for employees has been discontinued and a 401(k) match feature has been added to the continuing 401(k) plan for the employees. Total plan expense in 1995, 1994 and 1993 was $5.2 million, $12.6 million and $22.6 million, respectively. In addition to this Plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1995, 1994 and 1993 was $3.5 million, $2.7 million and $2.4 million, respectively.

10. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC, Hanover and Citizens. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits. Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

     Effective January 1, 1993, the Company adopted the provisions of SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions". SFAS No. 106 requires employers to recognize the costs and obligations of postretirement benefits other than pensions over the period ending with the date an employee is fully eligible to receive benefits. Previously, such costs were generally recognized as expenses when paid. The adoption increased accrued liabilities by $69.1 million. The effect on the consolidated income statement was $35.4 million, net of tax of $23.5 million and minority interest of $10.2 million, reported as a cumulative effect of a change in accounting principle. The ongoing effect of adopting the new standard increased 1993 net periodic postretirement benefit expense by $6.6 million, and decreased net income by $4.3 million.

     The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:


December 31
(In millions)                                                     1995           1994
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Accumulated postretirement benefit obligation:
  Retirees                                                     $  44.9         $ 35.2
  Fully eligible active plan participants                         14.0           15.2
  Other active plan participants                                  45.9           38.5
                                                               -----------------------
                                                                 104.8           88.9
Plan assets at fair value                                           --             --
                                                               -----------------------
Accumulated postretirement benefit
 obligation in excess of plan assets                             104.8           88.9
Unrecognized loss                                                 13.4            4.7
                                                               -----------------------
Accrued postretirement benefit costs                           $  91.4         $ 84.2
                                                               -----------------------
                                                               -----------------------

     The components of net periodic postretirement benefit expense were as follows:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Service cost                                     $  4.2         $  6.6         $  3.8
Interest cost                                       6.9            6.9            5.7
Amortization of (gain) loss                        (0.5)           1.4             --
                                                 -------------------------------------
Net periodic postretirement
  benefit expense                                $ 10.6         $ 14.9         $  9.5
                                                 -------------------------------------
                                                 -------------------------------------

     For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1995, health care costs were assumed to increase 10% in 1996, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1995 by $10.1 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1995 by $1.2 million.

     The weighted-average discount rate used in determining the accumulated postretirement benefit obligation at January 1, 1993 was 8.5%. The rate was 7.0% and 8.5% at December 31, 1995 and 1994, respectively. The effect of changes in actuarial assumptions, including the decrease in the weighted average discount rate, was an increase in the Company's accumulated postretirement benefit obligation of $15.1 million at December 31, 1995.

11. POSTEMPLOYMENT BENEFITS

Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 112, (SFAS No. 112), "Employers' Accounting for Postemployment Benefits", which requires employers to recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Prior to adoption, the Company had recognized the cost of these benefits on an accrual or paid basis, depending on the plan. Implementation of SFAS No. 112 resulted in a transition obligation of $1.9 million, net of federal income taxes and minority interest, and is reported as a cumulative effect of a change in accounting principle in the consolidated statement of income. The impact of this accounting change, after recognition of the cumulative effect, was not significant.

12. DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

     Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. At January 1, 1996, FAFLIC could pay dividends of $144.9 million to AFC without prior approval of the Commissioner.

     Dividends from FAFLIC to AFC will be the primary source of cash for repayment of the debt by AFC and payment of dividends to AFC stockholders.

     Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of

Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1996, AFLIAC could pay dividends of $4.3 million to FAFLIC without prior approval.

     Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. At January 1, 1996, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, was approximately $72.8 million.

     Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. At January 1, 1996, Citizens Insurance could pay dividends of $45.6 million to Citizens Corporation without prior approval.

13. SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Management. Within these broad areas, the Company conducts business principally in five operating segments.

     The Risk Management group includes two segments: Regional Property and Casualty and Corporate Risk Management Services. The Regional Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple-peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Regional Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment, formerly known as the Employee Benefit Services segment, includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

     The Retirement and Asset Management group includes three segments: Retail Financial Services, Institutional Services and Allmerica Asset Management. The Retail Financial Services segment, formerly known as the Individual Financial Services segment, includes variable annuities, variable universal life-type, traditional and health insurance products distributed via retail channels to individuals across the country. The Institutional Services segment includes primarily group retirement products such as 401(k) plans, tax-sheltered annuities and GIC contracts which are distributed to institutions across the country via work-site marketing and other arrangements. Allmerica Asset Management, formerly included in the results of the Institutional Services segment, is a Registered Investment Advisor which provides investment advisory services to other institutions, such as insurance companies and pension plans.

     Summarized below is financial information with respect to business segments for the year ended and as of December 31.

(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Revenues:
  Risk Management
    Regional Property and Casualty           $  2,095.1     $  2,004.8     $  2,051.1
    Corporate Risk Management                     328.5          302.4          296.0
                                             -----------------------------------------
      Subtotal                                  2,423.6        2,307.2        2,347.1
                                             -----------------------------------------
  Retirement and Asset Management
    Retail Financial Services                     486.7          507.9          524.0
    Institutional Services                        344.1          397.9          382.0
    Allmerica Asset Management                      4.4            4.0              -
                                             -----------------------------------------
      Subtotal                                    835.2          909.8          906.0
  Eliminations                                    (20.3)         (21.9)         (13.9)
                                             -----------------------------------------
Total                                        $  3,238.5     $  3,195.1     $  3,239.2
                                             -----------------------------------------
                                             -----------------------------------------
Income (loss) from continuing
 operations before income taxes:
  Risk Management
    Regional Property and Casualty           $    206.3     $    113.1     $    331.3
    Corporate Risk Management                      18.3           19.9           18.1
                                             -----------------------------------------
      Subtotal                                    224.6          133.0          349.4
                                             -----------------------------------------
                                             -----------------------------------------
  Retirement and Asset Management
    Retail Financial Services                      35.2           14.2           61.6
    Institutional Services                         42.8            4.4          (16.1)
    Allmerica Asset Management                      2.3            1.9             --
                                             -----------------------------------------
      Subtotal                                     80.3           20.5           45.5
                                             -----------------------------------------
Total                                        $    304.9     $    153.5     $    394.9
                                             -----------------------------------------
                                             -----------------------------------------
Identifiable assets:
  Risk Management
    Regional Property and Casualty           $  5,741.8     $  5,408.7     $  5,198.1
    Corporate Risk Management                     458.9          386.3          367.6
                                             -----------------------------------------
      Subtotal                                  6,200.7        5,795.0        5,565.7
                                             -----------------------------------------
  Retirement and Asset Management
    Retail Financial Services                   7,218.7        5,639.8        5,104.5
    Institutional Services                      4,280.9        4,484.5        4,708.2
    Allmerica Asset Management                      2.1            2.2             --
                                             -----------------------------------------
      Subtotal                                 11,501.7       10,126.5        9,812.7
                                             -----------------------------------------
Total                                        $ 17,702.4     $ 15,921.5     $ 15,378.4
                                             -----------------------------------------
                                             -----------------------------------------

14. LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $36.4 million, $35.2 million and $31.9 million in 1995, 1994 and 1993, respectively. At December 31, 1995, future minimum rental payments under non-cancelable operating leases were approximately $84.6 million, payable as follows: 1996 - $29.4 million; 1997 - $21.5 million; 1998 - $14.6 million; 1999
- $8.7 million; 2000 - $5.5 million; and $4.9 million thereafter.

15. REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.
     Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

     The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers. These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual

Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). As of December 31, 1995, the MCCA and CAR were the only two reinsurers which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1995, 1994 and 1993 were $49.1 million and $37.9 million, $50.0 million and $34.6 million, and $45.0 million and $31.7 million, respectively.

     From 1988 through 1992, the Company was a servicing carrier in Maine, and ceded a significant portion of its workers' compensation premiums to the Maine Workers' Compensation Residual Market Pool, which is administered by The National Council on Compensation Insurance ("NCCI"). The Company is currently involved in legal proceedings regarding the MWCRP's deficit which through a legislated settlement issued on June 23, 1995 provided for an initial funding of $220.0 million, of which the insurance carriers were responsible for $65.0 million. Hanover paid its allocation of $4.2 million in December 1995. Some of the small carriers are currently appealing this decision. The Company's right to recover reinsurance balances for claims properly paid is not at issue in any such proceedings. The Company expects to collect its reinsurance balance; however, funding of the cash flow needs of the MWCRP may in the future be affected by issues related to certain litigation, the outcome of which the Company cannot predict. The Company ceded to MCCA net premiums earned and losses and loss adjustment expenses in 1995, 1994 and 1993 of $66.8 million and $62.9 million, $80.0 million and $24.2 million, and $76.4 million and $126.8 million, respectively. Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

     The effects of reinsurance were as follows:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Life insurance premiums:
  Direct                                      $   438.9      $   447.2      $   453.0
  Assumed                                          71.0           54.3           31.3
  Ceded                                          (150.3)        (111.0)         (83.2)
                                              ----------------------------------------
Net premiums                                  $   359.6      $   390.5      $   401.1
                                              ----------------------------------------
                                              ----------------------------------------
Property and casualty
 premiums written:
  Direct                                      $ 2,039.4      $ 1,992.4      $ 1,906.2
  Assumed                                         125.0          128.6          106.3
  Ceded                                          (279.1)        (298.1)        (267.4)
                                              ----------------------------------------
Net premiums                                  $ 1,885.3      $ 1,822.9      $ 1,745.1
                                              ----------------------------------------
                                              ----------------------------------------
Property and casualty
 premiums earned:
  Direct                                      $ 2,021.7      $ 1,967.1      $ 1,870.1
  Assumed                                         137.7          116.1          114.8
  Ceded                                          (296.2)        (291.9)        (306.7)
                                              ----------------------------------------
Net premiums                                  $ 1,863.2      $ 1,791.3      $ 1,678.2
                                              ----------------------------------------
                                              ----------------------------------------
Life insurance and other individual
 policy benefits, claims, losses and
  loss adjustment expenses:
  Direct                                      $   749.6      $   773.0      $   819.4
  Assumed                                          38.5           28.9            6.8
  Ceded                                           (69.5)         (61.6)         (38.4)
                                              ----------------------------------------
Net policy benefits, claims, losses
 and loss adjustment expenses                 $   718.6      $   740.3      $   787.8
                                              ----------------------------------------
                                              ----------------------------------------
Property and casualty benefits,
 claims, losses and loss
  adjustment expenses:
  Direct                                      $ 1,372.7      $ 1,364.4      $ 1,310.3
  Assumed                                         146.1          102.7           98.8
  Ceded                                          (229.1)        (160.4)        (209.7)
                                              ----------------------------------------
Net policy benefits, claims, losses
 and loss adjustment expenses                 $ 1,289.7      $ 1,306.7      $ 1,199.4
                                              ----------------------------------------
                                              ----------------------------------------

16. DEFERRED POLICY ACQUISITION EXPENSES

The following reflects the amount of policy acquisition expenses deferred and amortized:


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Balance at beginning of year                   $  802.8       $  746.9       $  700.4
  Acquisition expenses deferred                   504.8          510.3          482.3
  Amortized to expense
   during the year                               (470.3)        (475.7)        (435.8)
  Adjustment to equity
   during the year                                (50.4)          21.3             --
  Transferred to the Closed Block                 (24.8)            --             --
  Adjustment for cession of
   term life insurance                            (26.4)            --             --
                                               ---------------------------------------
Balance at end of year                         $  735.7       $  802.8       $  746.9
                                               ---------------------------------------
                                               ---------------------------------------

17. LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates at liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

     The liability for outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $375.9 million, $305.0 million and $276.3 million at December 31, 1995, 1994 and 1993, respectively. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $26.4 million, $6.5 million and $12.7 million in 1995, 1994 and 1993, respectively. Unfavorable development in the accident and health business during 1995 is primarily due to reserve strengthening and adverse experience in the Company's individual disability line of business.

     The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):


For the Years Ended December 31
(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Reserve for losses and LAE,
 beginning of year                            $ 2,821.7      $ 2,717.3      $ 2,598.9
Incurred losses and LAE, net
 of reinsurance recoverable:
  Provision for insured events of
   the current year                             1,427.3        1,434.8        1,268.2
  Decrease in provision for insured
   events of prior years                         (137.6)        (128.1)         (68.8)
                                              ----------------------------------------
Total incurred losses and LAE                   1,289.7        1,306.7        1,199.4
                                              ----------------------------------------
Payments, net of reinsurance
 recoverable:
  Losses and LAE attributable to
   insured events of current year                 652.2          650.2          523.5
  Losses and LAE attributable to
   insured events of prior years                  614.3          566.9          564.3
                                              ----------------------------------------
Total payments                                  1,266.5        1,217.1        1,087.8
                                              ----------------------------------------
Less reserves assumed by purchaser
 of Beacon                                           --             --          (28.8)
                                              ----------------------------------------
Change in reinsurance recoverable
 on unpaid losses                                  51.1           14.8           35.6
                                              ----------------------------------------
Reserve for losses and LAE,
 end of year                                  $ 2,896.0      $ 2,821.7      $ 2,717.3
                                              ----------------------------------------
                                              ----------------------------------------

     As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $137.6 million, $128.1 million and $68.8 million in 1995, 1994 and 1993, respectively. The increase in favorable development on prior years' reserves of $9.5 million in 1995 results primarily from a $34.6 million increase in favorable development at Citizens. Favorable development in Citizens' personal automobile and workers' compensation lines increased $16.6 million and $15.5 million, to favorable development of $4.4 million and $32.7 million, respectively. Hanover's favorable development, not including the effect of voluntary and involuntary pools, was relatively unchanged at $90.2 million in 1995 compared to $91.7 million in 1994. Favorable development in Hanover's workers' compensation line increased $27.7 million to $31.0 million during 1995. This was offset by decreases of $14.6 million and

$12.6 million, to $45.5 million and $0.1 million, in the personal automobile and commercial multiple peril lines, respectively. Favorable development in Hanover's voluntary and involuntary pools decreased $23.6 million to $0.4 million during 1995.

     The increase in favorable development on prior years' reserves of $59.3 million in 1994 primarily results from an increase in favorable development in the voluntary and involuntary pools of $47.0 million in 1994. The remainder of the favorable reserve development in 1994 is the result of favorable severity trends, primarily in the personal automobile and commercial multiple peril lines.

     This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

     Due to the nature of business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small. Losses and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE, were $28.6 million and $19.4 million, net of reinsurance of $8.4 million and $8.1 million, at the end of 1995 and 1994, respectively. During 1995, the Regional Property and Casualty subsidiaries redefined their environmental liabilities in conformity with new guidelines issued by the NAIC. The 1994 liability has been conformed to the 1995 presentation. This had no impact on results of operations. Management believes that, notwithstanding the evolution of case law expanding such liability, recorded reserves for environmental liability are adequate, and is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. During 1995, Hanover performed an actuarial review of its environmental reserves. This resulted in Hanover's providing additional reserves for "IBNR" (incurred but not reported) claims, in addition to existing reserves for reported claims. At Citizens, environmental reserves are primarily related to reported claims. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

18. MINORITY INTEREST

The Company's interest in Allmerica P&C, is represented by ownership of 58.3%, 57.4% and 57.4% of the outstanding shares of common stock at December 31, 1995, 1994 and 1993, respectively. Earnings and shareholders' equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

19.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions have contributed to an increase in the number of insurance companies that are under regulatory supervision. This is expected to result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

On June 23, 1995, the governor of Maine approved a legislative settlement for the Maine Workers' Compensation Residual Market Pool deficit for the years 1988 through 1992. The settlement provides for an initial funding of $220.0 million toward the deficit. The insurance carriers are liable for $65.0 million payable on or before January 1, 1996, and employers will contribute $110.0 million payable through surcharges on premiums over the course of the next ten years. The major insurers are responsible for 90% of the $65.0 million. Hanover's allocated share of the settlement is approximately $4.2 million, which was paid in December 1995. The remainder of the deficit of $45.0 million will be paid by the Maine Guaranty Fund Surplus payable in quarterly contributions over ten years. The smaller carriers have recently filed litigation to appeal the settlement. The Company believes that adequate reserves have been established for any additional liability.

     The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

20.  STATUTORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:


(In millions)                                      1995           1994           1993
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Statutory net income (Unconsolidated)
  Property and Casualty Companies             $   139.8       $   74.5       $  166.8
  Life and Health Companies                       134.3           40.7          114.8
                                              ----------------------------------------
Statutory Shareholders'
  Surplus (Unconsolidated)
  Property and Casualty Companies             $ 1,151.7       $  989.8       $  960.1
  Life and Health Companies                       965.6          465.3          526.4
                                              ----------------------------------------

21. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The quarterly results of operations for 1995 and 1994 are summarized below:



For the Three Months Ended
(In millions)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
1995                                                          March 31        June 30       Sept. 30        Dec. 31
Total revenues                                                $  841.4       $  793.4       $  819.2       $  784.5
                                                              ------------------------------------------------------
Income before extraordinary item                              $   39.2       $   29.9       $   34.8       $   45.2
Extraordinary item - demutualization expenses                     (2.5)          (3.5)          (4.7)          (1.4)
                                                              ------------------------------------------------------
Net income                                                    $   36.7       $   26.4       $   30.1       $   43.8
                                                              ------------------------------------------------------
                                                              ------------------------------------------------------
1994
Total revenues                                                $  815.4       $  786.8       $  799.3       $  793.6
                                                              ------------------------------------------------------
Income (loss) before extraordinary item                       $  (10.9)      $   15.7       $   26.6       $   17.7
Extraordinary item - demutualization expenses                     (1.6)          (2.5)          (2.8)          (2.3)
Cumulative effect of changes in accounting principles             (1.9)            --             --             --
                                                              ------------------------------------------------------
Net income                                                    $  (14.4)      $   13.2       $   23.8       $   15.4
                                                              ------------------------------------------------------
                                                              ------------------------------------------------------


26